EXHIBIT 23.1







                        INDEPENDENT ACCOUNTANTS' CONSENT




The Board of Directors
Monmouth Community Bancorp:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP


Short Hills, New Jersey
June 17, 2002